3-4-09

PREFERRED STOCK PURCHASE AGREEMENT

This Preferred Stock Purchase Agreement (this "Agreement") is effective as of March 3, 2009 (the "Effective Date"), by and among Advanced Cell Technology, Inc., a Delaware corporation (the "Company"), and Volation Capital Partners, LLC, a New York limited liability company doing business as Volation Life Sciences Capital Partners, LLC (including its successors and assigns, "Investor").

RECITALS

A. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Series A-1 Convertible Preferred Stock (the "Preferred Stock"), as part of an offering of Preferred Stock to Investor, for a maximum aggregate placement amount of Five Million Dollars ($5,000,000) (the "Maximum Placement"); and

B. The offer and sale of the Preferred Stock are being made without registration under the Act, in reliance upon the provisions of Regulation D promulgated under the Act, Section 4(2) of the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of Preferred Stock to be made hereunder.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

Article I
Definitions

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation, and (b) the following terms have the meanings indicated in this Section 1.1:

"Act" means the Securities Act of 1933, as amended.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor will be deemed to be an Affiliate.

"Agreement" means this Preferred Stock Purchase Agreement.

"Automatic Termination" has the meaning set forth in Section 3.1.

"Change in Control" has the meaning set forth within the definition of Strategic Transaction, below.

"Certificate of Designation" means the Certificate of Designation to be filed by Company with the Secretary of State of the State of Delaware, in the form attached hereto as **Exhibit A**.

"Closing" means any one of (i) the Investment Commitment Closing and (ii) each Put Closing.

"Commitment Fee" means a non-refundable fee of 5% of the Maximum Placement, payable by the Company, at the Company's election, in (a) cash, by wire transfer of immediately available funds to an account designated by Investor, or (b) Common Stock, in an amount valued at 97% of the VWAP for the five Trading Days immediately preceding the Investment Closing Date, issued pursuant to a valid and effective registration statement under the Act.

"Common Shares" means the shares of Common Stock issued or to be issued to Investor pursuant to this Agreement.

"Common Stock" means the common stock, par value $0.001 per share, of the Company.

"Company Termination" has the meaning set forth in Section 3.2.

"Delisting Event" means any time during the term of this Agreement, that the Company's Common Stock is not listed for and actively trading on a Trading Market, or is suspended or delisted with respect to the trading of the shares of Common Stock on a Trading Market.

"Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

"DWAC Shares" means all Common Shares issued or issuable to Investor or any Affiliate of Investor, including without limitation upon conversion of any Preferred Shares, which shall be issued in electronic form, without restriction on resale, and delivered by Company to the Deposit/Withdrawal at Custodian (DWAC) account with Depository Trust Company specified by Investor, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, substantially in the form attached hereto as **Exhibit B**.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Investment Commitment Closing" has the meaning set forth in Section 2.2(a)

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Lock-Up Agreements" means an agreement in the form attached as **Exhibit C**, executed by each of the Company's officers and directors, precluding each such Person from participating in any sale of the Common Stock from the Put Notice Date thought the Put Closing Date.

"Material Agreement" includes any loan agreement, equity investment agreement or securities instrument to which Company is a party, any agreement or instrument to which Company and Investor or any Affiliate of Investor is a party, and any other material agreement listed, or required to be listed, on any of Company's reports filed or required to be filed with the SEC, including without limitation on form 10-K, 10-Q or 8-K.

"Maximum Put Amount" means the lesser of (i) the average daily Trading Volume of the Common Stock on the OTCBB or Pink Sheets during the Pricing Period, (ii) the Maximum Placement less the amount of any previously noticed and funded puts, and (iii) $2,000,000.

"Maximum Placement" has the meaning set forth in the recitals hereto.

"Officer's Closing Certificate" means a certificate in customary form reasonably acceptable to the Investor, executed by an authorized officer of the Company.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Preferred Shares" means the shares of Series A-1 Convertible Preferred Stock of the Company provided for in the Certificate of Designation, issued or to be issued to Investor pursuant to this Agreement.

"Pricing Period" means the five Trading Days immediately prior to a Put Notice Date.

"Put" has the meaning set forth in Section 2.3.

"Put Amount" means the amount of any individual put purchase, as specified by the Company, and shall not exceed the Maximum Put Amount.

"Put Closing" has the meaning set forth in Section 2.3(e).

"Put Closing Date" has the meaning set forth in Section 2.3(e).

"Put Notice" has the meaning set forth in Section 2.3(b).

"Put Notice Date" has the meaning set forth in Section 2.3(b).

"Put Opinion" means an opinion from Company's independent counsel, in the form attached as **Exhibit D**, or such other form as agreed upon by the parties, as to any Put Closing.

"Put Purchase Price" shall be specified in writing by the Company, and shall not exceed the average daily Trading Volume of the Company's Common Stock on Trading Market during the Pricing Period.

"Put Share Price" has the meaning set forth in Section 2.3.(b).

"Put Shares" means shares of Preferred Stock that are purchased by Investor pursuant to a Put.

"Regulation D" means Regulation D promulgated under the Securities Act.

"Required Put Documents" has the meaning set forth in Section 2.3(c).

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the United States Securities and Exchange Commission.

"Securities" means this Agreement, together with the Preferred Stock of the Company, issuable pursuant to this Agreement, and the Common Share into which they are convertible.

"Strategic Transaction" means and shall be deemed to have occurred at such time upon any of the following events:

(i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (i) no longer hold a majority of the shares of Common Stock or (ii) no longer have the ability to elect a majority the board of directors of the Company (a "Change in Control");

(ii) the sale or transfer of all or a majority of the Company's assets, or any substantial portion of the Company's assets other than in the ordinary course of business; or

iii) a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock.

"Termination Date" means the earlier of (i) the date that is one year after the Effective Date, or (ii) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Placement.

"Termination Notice" has the meaning as set forth in Section 3.2.

"Trading Market" means the Pink Sheets Electronic Over-the-Counter Market, the FINRA Over-the-Counter Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

"Trading Volume " means the volume of shares of the Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Trading Day, and shall expressly exclude any shares trading during any "after hours" trading.

"Transaction Documents" means this Agreement and each Exhibit hereto.

"Transfer Agent" means Interwest Transfer Company, Inc., or any successor transfer agent for the Common Stock.

"VWAP" means, for any date, the volume weighted average price, or the ratio of the value of Common Stock traded on the Trading Market to the total volume of Common Stock traded on the Trading Market for such date (or the nearest preceding date).

Article II
Purchase and Sale

2.1 Agreement to Purchase. Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Preferred Stock as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

2.2 Investment Commitment.

(a) *Investment Commitment Closing*. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement has been duly executed by both Investor and the Company, and the other Conditions to Investment Commitment Closing set forth in Section 2.2(b) have been met.

(b) *Conditions to Investment Commitment Closing*. As a condition precedent to the Investment Commitment Closing, all of the following (the "Conditions to Investment Commitment Closing") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

(i) the following documents shall have been delivered to Investor: (A) this Agreement, executed by the Company, (B) a Secretary's Certificate as to (x) the resolutions of the Company's board of directors authorizing this Agreement and the transactions contemplated hereby, (y) a copy of the Company's Certificate of Incorporation, and (z) a copy of the Company's Bylaws; (C) the Certificate of Designation executed by the Company and accepted by the Secretary of State of Delaware; and (F) a copy of the press release announcing the transactions contemplated by this Agreement and Current Report on Form 8-K describing the transaction contemplated by this Agreement.

(ii) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer's Closing Certificate, signed by an officer of the Company, to such effect to Investor; and

(iii) Investor shall have received the Commitment Fee.

(c) *Investor's Obligation to Purchase*. Subject to the prior satisfaction of all conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

2.3 Puts to Investor.

(a) *Procedure to Exercise a Put*. Subject to the Maximum Put Amount, the Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the Effective Date, the Company may, in its sole and absolute discretion, elect to exercise one or more puts (each

a "Put") according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Trading Days following the preceding Put Date:

(b) *Delivery of Put Notice*. The Company shall deliver an irrevocable written notice (the "Put Notice") the form of which is attached hereto as **Exhibit E** (the date of such Put Notice being the "Put Notice Date"), to Investor stating that the Company shall exercise a Put and stating the number of Preferred Shares which the Company will sell to Investor at $10,000 per Share (the "Put Share Price") of Preferred Stock at the Put Purchase Price. A Put Notice may be delivered by the Company to Investor before 9:30 Eastern Time on any Trading Day via facsimile or electronic mail, with confirming copy by overnight carrier.

(c) *Conditions Precedent to the Right of the Company to Deliver a Put Notice*. The right of the Company to deliver a Put Notice is subject to the satisfaction, on the date of delivery of such Put Notice, of each of the following conditions:

(i) the Common Stock shall be listed for and actively trading on a Trading Market, and to the Company's knowledge there is no notice of any suspension or delisting with respect the trading of the shares of Common Stock on such market or exchange;

(ii) the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as if made on such date, and no default shall have occurred under this Agreement, or any other agreement with Investor, or Investor Affiliate, and the Company shall deliver an Officer's Closing Certificate, signed by an officer of the Company, to such effect to Investor;

(iii) the Company has timely filed (or obtain extension in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Agreement;

(iv) there have been no material adverse changes in the Company's business prospects or financial condition since the Investment Commitment Closing, including but not limited to incurring material liabilities;

(v) except for those agreements listed on Schedule 3.1 hereto, the Company is not, and will not be as a result of the applicable Put, in default of any Material Agreement;

(vi) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than Investor or any affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (g), no proceeding shall be deemed pending or threatened unless one of the parties has received written notification thereof prior to the applicable Closing Date;

(vii) except with the prior approval of the Investor, the proceeds from applicable Put shall be used only for the purposes of advancement of the Company's Retinal Pigment Epithelial (RPE) Program for the treatment of macular degeneration and other retinal degenerative diseases;

(viii) all DWAC Shares are DTC eligible and can be immediately converted into electronic form without restrictions on resale; and

(ix) the Company has a sufficient number of duly authorized shares of Common Stock for issuance in such amount as may be required to fulfill its obligations pursuant to its outstanding agreements with Investor and any Investor Affiliate.

(d) *Documents Required to be Delivered as Conditions to Closing of any Put*. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the "Required Put Documents") on or before the applicable Put Closing Date:

(i) a number of Preferred Shares equal to the Put Share Amount shall have been delivered to Investor or an account specified by Investor for the Put Shares;

(ii) the following documents: Put Opinion, the Officer's Certificate and the Lock-Up Agreements; and

(iii) all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

(e) *Mechanics of Put Closing*. Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(d) of this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Section 2.3(d), the closing of the purchase by Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is seven (7) Trading following the Put Notice Date at the offices of Investor (each a "Put Closing Date"). On each or before each Put Closing Date, Investor shall deliver to the Company the Put Purchase Price to be paid for such Put Shares. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to Investor all Required Put Documents, and (ii) Investor has delivered to the Company such Put Purchase Price, if applicable.

(f) *Limitation on Investor's Obligation to Purchase*. Notwithstanding anything herein to the contrary, in the event the closing price of the Common Stock during the five (5) Trading Days following the Put Notice falls below 75% of the average of the closing bid price in the five (5) Trading Days prior to the Put Closing Date, Investor may, at its option, and without penalty, decline to purchase the applicable Put Shares on the Put Closing Date.

2.4 Maximum Placement. Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Purchase Price paid by Investor equals the Maximum Placement.

Article III

Agreement Termination

3.1 Automatic Termination. This Agreement and the Company's right to initiate subsequent Puts to Investor under this Agreement shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

(a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or

misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

(b) on any date after a Delisting Event that lasts for an aggregate of 20 Trading Days during any calendar year;

(c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

(d) except for those agreements listed on Schedule 3.1 hereto, the Company is in default of any loan agreement, equity investment agreement or instrument, or any other Material Agreement;

(e) the Company is in default of any material provision of any agreement with the Investor, or Investor Affiliate;

(f) upon the occurrence of a Strategic Transaction;

(g) the Company has breached any material covenant in this Agreement; and

(h) on the Termination Date.

3.2 Company Termination. The Company may terminate (a "Company Termination") this Agreement and its right to initiate future Puts by providing 30 days advanced written notice ("Termination Notice") to Investor, by facsimile or electronic mail and overnight courier, at any time.

3.3 Effect of Termination. The termination of this Agreement will have no effect on any Common Shares, Preferred Shares or DWAC Shares previously issued to Investor or any Affiliate of Investor, or on any rights as a shareholder thereof. Any fees paid to Investor or its counsel shall be non-refundable.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to Investor:

(a) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no proceeding has been instituted in any such

jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the filing of the Certificate of Designation. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Certificate of Designation.

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Preferred Shares at least equal to the number of Preferred Shares which could be issued pursuant to the terms of this Agreement.

(f) Capitalization. The Company's authorized capital stock consists of: (i) 500,000,000 shares of Common Stock and (ii) 50,000,000 shares of preferred stock par value $0.001 per share. As of the

Effective Date, the issued and outstanding capital stock of the Company consists of approximately 500,000,000 shares of Common Stock. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of Preferred Stock that has not already been obtained. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

(g) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) the Company has not altered its method of accounting, (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iii) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

(h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action"), other than litigation with ARE, a warrant holder and the Debenture Holders previously disclosed to Investor, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(i) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(j) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do

not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

(l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(o) Certain Fees. Except for payment of the Commitment Fee, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. To the Company's knowledge, Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(p) Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 4.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(q) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the shares of Preferred Stock, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(r) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(s) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and Investor's' ownership of the Securities.

(t) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.2 hereof.

(u) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or which could violate any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(v) Financial Condition/Indebtedness. The Company has no knowledge of any facts or circumstances, which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

(w) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Preferred Stock, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

(x) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(y) Acknowledgment Regarding Investor's Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor's purchase of the Securities. The Company further represents to Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(z) Accountants. The Company's accountants are set forth on Schedule 4.1(ff) of the Disclosure Schedule. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2008, are a registered public accounting firm as required by the Securities Act.

4.2 Representations and Warranties of Investor. Investor hereby represents and warrants as of the Effective Date as follows:

(a) Organization; Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Investor. Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No View to Distribute. Investor understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law, and is acquiring the Securities as principal for its own account and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act (this representation and warranty not limiting Investor's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c) Investor Status. At the time Investor was offered the Securities, it was, and at the Effective Date it is: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.

Article V

OTHER AGREEMENTS OF THE PARTIES

5.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of Investor or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Investor under this Agreement and the Registration Rights Agreement.

(b) Investor agrees to the imprinting, so long as is required by this Section 5.1(b), of the following legend on any certificate evidencing Securities:

> NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE

PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

5.2 Furnishing of Information. As long as Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act. As long as Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

5.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Effective Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to Investor disclosing the material terms of the transactions contemplated hereby. The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Investor, or without the prior consent of Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly

disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under subclause (i) or (ii).

5.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

5.7 Reimbursement. If Investor becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder), solely as a result of Investor's acquisition of the Securities under this Agreement, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such Affiliate and any such Person. The Company also agrees that neither Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement

5.8 Indemnification of Investor. Subject to the provisions of this Section 5.8, the Company will indemnify and hold Investor, its Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees and agents, harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any Investor may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor's representation, warranties or covenants under the

Transaction Documents or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against Investor Party in respect of which indemnity may be sought pursuant to this Agreement, Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Investor shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Investor except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of Investor. The Company will not be liable to Investor under this Agreement (i) for any settlement by an Investor effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to Investor's breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.

5.9 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may be required to fulfill its obligations in full under this Agreement.

5.10 Limited Standstill. The Company will deliver to Investor on or before the each Put Closing Date and will honor and enforce the provisions of the Lock-Up Agreements with the Company's officers and directors.

5.11 Issuance of Additional Securities. The Company shall not issue additional Common Stock or securities convertible into Common Stock to any Person other than Investor, or an Investor Affiliate, without previously amending its Certificate of Incorporation to increase the number of duly authorized Common Stock by at least the amount of such additional issuance.

Article VI

MISCELLANEOUS

6.1 Fees and Expenses. Except for the $20,000 document preparation fee previously paid by the Company, the receipt of which is hereby acknowledged by Investor, and as may be otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the

date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent will not be unreasonably withheld or delayed. Investor may assign any or all of its rights under this Agreement to any Person to whom Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investor".

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to

process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof

Ymitts

originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ADVANCED CELL TECHNOLOGY, INC.

By: Wm. Caldwell IV

Name: William Caldwell
Title: CEO

VOLATION LIFE SCIENCES CAPITAL PARTNERS, LLC

By: ______________________

Name: Terry Peizer
Title: Managing Member

Addresses for Notice

Advanced Cell Technology, Inc.:
11100 Santa Monica Blvd., #850
Los Angeles, CA 90025
Attention: William Caldwell, CEO
Fax No.: (310) 481-0833
Email: WCaldwell@advancedcell.com

w/ copy to:

Jeffer Mangels Butler & Marmaro, LLP
1900 Avenue of the Stars, 7th Floor
Los Angeles, CA 90067
Attention: Daniel M. Grigsby, Esq.
Fax No.: (310) 617-1941
Email: dmg@jmbm.com

Volation Life Sciences Capital Partners, LLC:
369 Lexington Avenue, 4th Floor
New York, NY 10017
Attention: Terry Peizer
Fax No.: (212) 732-1131
Email: terry@volationcapital.com

w/ copy to:

Luce Forward Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, CA 90017
Attention: John C. Kirkland, Esq.
Fax No.: (213) 452-8035
Email: jkirkland@luce.com

Exhibit A
Certificate of Designation

(see attached)